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                                                                    Exhibit 10.4

                             MULTIFAMILY MORTGAGE,
                              ASSIGNMENT OF RENTS
                             AND SECURITY AGREEMENT

         THIS MULTIFAMILY MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (the "INSTRUMENT") is made as of the 20th day of May, 1999, between SUNRISE HAVERFORD ASSISTED LIVING, L.L.C., a limited liability company organized and existing under the laws of Pennsylvania, whose address is c/o Sunrise Assisted Living Investments, Inc., 9401 Lee Highway, Suite 300, Fairfax, Virginia 22031, as mortgagor ("BORROWER"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a corporation organized and existing under the laws of California, whose address is 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015, as mortgagee ("LENDER").

         Borrower is indebted to Lender in the principal amount of $8,850,000.00, as evidenced by Borrower's Multifamily Note payable to Lender, dated as of the date of this Instrument, and maturing on June 1, 2009.

         TO SECURE TO LENDER the repayment of the Indebtedness, and all renewals, extensions and modifications of the Indebtedness, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower mortgages, warrants, grants, conveys and assigns to Lender the Mortgaged Property, including the Land located in Montgomery County, Commonwealth of Pennsylvania and described in Exhibit A attached to this Instrument.

         Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, convey and assign the Mortgaged Property, and that the Mortgaged Property is unencumbered. Borrower covenants that Borrower will warrant and defend generally the title to the Mortgaged Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy issued to Lender contemporaneously with the execution and recordation of this Instrument and insuring Lender's interest in the Mortgaged Property.

COVENANTS.  Borrower and Lender covenant and agree as follows:

         1. DEFINITIONS. The following terms, when used in this Instrument (including when used in the above recitals), shall have the following meanings:

         (a) "BORROWER" means all persons or entities identified as "Borrower" in the first paragraph of this Instrument, together with their successors and assigns.

         (b) "COLLATERAL AGREEMENT" means any separate agreement between Borrower and Lender for the purpose of establishing replacement reserves for the Mortgaged Property, establishing


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a fund to assure the completion of repairs or improvements specified in that agreement, or assuring reduction of the outstanding principal balance of the Indebtedness if the occupancy of or income from the Mortgaged Property does not increase to a level specified in that agreement, or any other agreement or agreements between Borrower and Lender which provide for the establishment of any other fund, reserve or account.

         (c) "CONTROLLING ENTITY" means an entity which owns, directly or indirectly through one or more intermediaries, (A) a general partnership interest or more than 50% of the limited partnership interests in Borrower (if Borrower is a partnership or joint venture), (B) a manager's interest in Borrower or more than 50% of the ownership or membership interests in Borrower (if Borrower is a limited liability company), or (C) more than 50% of any class of voting stock of Borrower (if Borrower is a corporation).

         (d) "ENVIRONMENTAL PERMIT" means any permit, license, or other authorization issued under any Hazardous Materials Law with respect to any activities or businesses conducted on or in relation to the Mortgaged Property.

         (e)     "EVENT OF DEFAULT" means the occurrence of any event listed in
Section 22.

         (f) "FIXTURES" means all property which is so attached to the Land or the Improvements as to constitute a fixture under applicable law, including: machinery, equipment, engines, boilers, incinerators, installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring and conduits used in connection with radio, television, security, fire prevention, or fire detection or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers and other appliances; light fixtures, awnings, storm windows and storm doors; pictures, screens, blinds, shades, curtains and curtain rods; mirrors; cabinets, paneling, rugs and floor and wall coverings; fences, trees and plants; swimming pools; and exercise equipment.

         (g) "GOVERNMENTAL AUTHORITY" means any board, commission, department or body of any municipal, county, state or federal governmental unit, or any subdivision of any of them, that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property.

         (h) "HAZARDOUS MATERIALS" means petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives; flammable materials; radioactive materials; polychlorinated biphenyls ("PCBs") and compounds containing them; lead and lead-based paint; asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on the Mortgaged Property is prohibited by any federal, state or local authority; any substance that requires special handling; and any other material or substance


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now or in the future defined as a "hazardous substance," "hazardous material,"
"hazardous waste," "toxic substance," "toxic pollutant," "contaminant," or "pollutant" within the meaning of any Hazardous Materials Law.

         (i) "HAZARDOUS MATERIALS LAWS" means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other governmental requirements, administrative rulings and court judgments and decrees in effect now or in the future and including all amendments, that relate to Hazardous Materials and apply to Borrower or to the Mortgaged Property. Hazardous Materials Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
Section 6901, et seq., the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., the Clean Water Act, 33 U.S.C. Section 1251, et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, and their state analogs.

         (j)     "IMPOSITIONS" and "IMPOSITION DEPOSITS" are defined in Section
7(a).

         (k) "IMPROVEMENTS" means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements and additions.

         (l) "INDEBTEDNESS" means the principal of, interest on, and all other amounts due at any time under, the Note, this Instrument or any other Loan Document, including prepayment premiums, late charges, default interest, and advances as provided in Section 12 to protect the security of this Instrument.

         (m) "INITIAL OWNERS" means, with respect to Borrower or any other entity, the persons or entities who on the date of the Note own in the aggregate 100% of the ownership interests in Borrower or that entity.

         (n)     "LAND" means the land described in Exhibit A.

         (o) "LEASES" means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals.

         (p) "LENDER" means the entity identified as "Lender" in the first paragraph of this Instrument, or any subsequent holder of the Note.

         (q) "LOAN DOCUMENTS" means the Note, this Instrument, all guaranties, all indemnity agreements, all Collateral Agreements, O&M Programs, and any other documents now or in the future executed by Borrower, any guarantor or any other person in connection with the loan evidenced by the Note, as such documents may be amended from time to time.


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         (r)     "LOAN SERVICER" means the entity that from time to time is designated by Lender to collect payments and deposits and receive notices under the Note, this Instrument and any other Loan Document, and otherwise to service the loan evidenced by the Note for the benefit of Lender. Unless Borrower receives notice to the contrary, the Loan Servicer is the entity identified as "Lender" in the first paragraph of this Instrument.

         (s) "MORTGAGED PROPERTY" means all of Borrower's present and future right, title and interest in and to all of the following:

                 (1)      the Land;

                 (2)      the Improvements;

                 (3)      the Fixtures;

                 (4)      the Personalty;

                 (5) all current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

                 (6) all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender's requirement;

                 (7) all awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property, including any awards or settlements resulting from condemnation proceedings or the total or partial taking of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

                 (8) all contracts, options and other agreements for the sale of the Land, the Improvements, the Fixtures, the Personalty or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;


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                 (9)      all proceeds from the conversion, voluntary or
                          involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds;

                 (10)     all Rents and Leases;

                 (11) all earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the loan secured by this Instrument and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

                 (12)     all Imposition Deposits;

                 (13) all refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Instrument is dated);

                 (14) all tenant security deposits which have not been forfeited by any tenant under any Lease; and

                 (15) all names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property.

         (t) "NOTE" means the Multifamily Note described on page 1 of this Instrument, including all schedules, riders, allonges and addenda, as such Multifamily Note may be amended from time to time.

         (u)     "O&M PROGRAM" is defined in Section 18(a).

         (v) "PERSONALTY" means all furniture, furnishings, equipment, machinery, building materials, appliances, goods, supplies, tools, books, records (whether in written or electronic form), computer equipment (hardware and software) and other tangible personal property (other than Fixtures) which are used now or in the future in connection with the ownership, management or operation of the Land or the Improvements or are located on the Land or in the Improvements, and any operating agreements relating to the Land or the Improvements, and any surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

         (w)     "PROPERTY JURISDICTION" is defined in Section 30(a).

         (x) "RENTS" means all rents (whether from residential or non-residential space), revenues


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and other income of the Land or the Improvements, including parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and deposits forfeited by tenants.

         (y) "TAXES" means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including all assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, will become a lien, on the Land or the Improvements.

         (z) "TRANSFER" means (A) a sale, assignment, transfer or other disposition (whether voluntary, involuntary or by operation of law); (B) the granting, creating or attachment of a lien, encumbrance or security interest (whether voluntary, involuntary or by operation of law); (C) the issuance or other creation of an ownership interest in a legal entity, including a partnership interest, interest in a limited liability company or corporate stock; (D) the withdrawal, retirement, removal or involuntary resignation of a partner in a partnership or a member or manager in a limited liability company; or (E) the merger, dissolution, liquidation, or consolidation of a legal entity or the reconstitution of one type of legal entity into another type of legal entity. "Transfer" does not include (i) a conveyance of the Mortgaged Property at a judicial or non-judicial foreclosure sale under this Instrument or (ii) the Mortgaged Property becoming part of a bankruptcy estate by operation of law under the United States Bankruptcy Code. For purposes of defining the term "Transfer," the term "partnership" shall mean a general partnership, a limited partnership, a joint venture and a limited liability partnership, and the term "partner" shall mean a general partner, a limited partner and a joint venturer.

         2. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is also a security agreement under the Uniform Commercial Code for any of the Mortgaged Property which, under applicable law, may be subject to a security interest under the Uniform Commercial Code, whether acquired now or in the future, and all products and cash and non-cash proceeds thereof (collectively, "UCC COLLATERAL"), and Borrower hereby grants to Lender a security interest in the UCC Collateral. Borrower shall execute and deliver to Lender, upon Lender's request, financing statements, continuation statements and amendments, in such form as Lender may require to perfect or continue the perfection of this security interest. Borrower shall pay all filing costs and all costs and expenses of any record searches for financing statements that Lender may require. Without the prior written consent of Lender, Borrower shall not create or permit to exist any other lien or security interest in any of the UCC Collateral. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the Uniform Commercial Code, in addition to all remedies provided by this Instrument or existing under applicable law. In exercising any remedies, Lender may exercise its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability of Lender's other remedies. This Instrument constitutes a financing statement with respect to any part of the Mortgaged Property which is or may become a Fixture.

         3.      ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN
POSSESSION.


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         (a)     As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Rents. It is the intention of Borrower to establish a present, absolute and irrevocable transfer and assignment to Lender of all Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Promptly upon request by Lender, Borrower agrees to execute and deliver such further assignments as Lender may from time to time require. Borrower and Lender intend this assignment of Rents to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of Rents, and for no other purpose, Rents shall not be deemed to be a part of the "Mortgaged Property" as that term is defined in
Section 1(s). However, if this present, absolute and unconditional assignment of Rents is not enforceable by its terms under the laws of the Property Jurisdiction, then the Rents shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on Rents in favor of Lender, which lien shall be effective as of the date of this Instrument.

         (b) After the occurrence of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender. However, until the occurrence of an Event of Default, Lender hereby grants to Borrower a revocable license to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender and to apply all Rents to pay the installments of interest and principal then due and payable under the Note and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities, Taxes and insurance premiums (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing, the Rents remaining after application pursuant to the preceding sentence may be retained by Borrower free and clear of, and released from, Lender's rights with respect to Rents under this Instrument. From and after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, or by a receiver, Borrower's license to collect Rents shall automatically terminate and Lender shall without notice be entitled to all Rents as they become due and payable, including Rents then due and unpaid. Borrower shall pay to Lender upon demand all Rents to which Lender is entitled. At any time on or after the date of Lender's demand for Rents, Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender, no tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts which are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit. Borrower shall not interfere with and shall cooperate with Lender's collection of such Rents.

         (c) Borrower represents and warrants to Lender that Borrower has not executed any prior assignment of Rents (other than an assignment of Rents securing indebtedness that will be paid off and discharged with the proceeds of the loan evidenced by the Note), that Borrower has not performed, and Borrower covenants and agrees that it will not perform, any acts and has not


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executed, and shall not execute, any instrument which would prevent Lender from exercising its rights under this Section 3, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any Rents for more than two months prior to the due dates of such Rents. Borrower shall not collect or accept payment of any Rents more than two months prior to the due dates of such Rents.

         (d) If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender's security or the solvency of Borrower and even in the absence of waste, enter upon and take and maintain full control of the Mortgaged Property in order to perform all acts that Lender in its discretion determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents, the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing the assignment of Rents pursuant to Section 3(a), protecting the Mortgaged Property or the security of this Instrument, or for such other purposes as Lender in its discretion may deem necessary or desirable. Alternatively, if an Event of Default has occurred and is continuing, regardless of the adequacy of Lender's security, without regard to Borrower's solvency and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in the preceding sentence. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte if permitted by applicable law. Lender or the receiver, as the case may be, shall be entitled to receive a reasonable fee for managing the Mortgaged Property. Immediately upon appointment of a receiver or immediately upon the Lender's entering upon and taking possession and control of the Mortgaged Property, Borrower shall surrender possession of the Mortgaged Property to Lender or the receiver, as the case may be, and shall deliver to Lender or the receiver, as the case may be, all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property and all security deposits and prepaid Rents. In the event Lender takes possession and control of the Mortgaged Property, Lender may exclude Borrower and its representatives from the Mortgaged Property. Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred under this Section 3 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

         (e) If Lender enters the Mortgaged Property, Lender shall be liable to account only to Borrower and only for those Rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property, by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law.

         (f) If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall


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become an additional part of the Indebtedness as provided in Section 12.

         (g) Any entering upon and taking of control of the Mortgaged Property by Lender or the receiver, as the case may be, and any application of Rents as provided in this Instrument shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Instrument.

         4.      ASSIGNMENT OF LEASES; LEASES AFFECTING THE MORTGAGED PROPERTY.

         (a) As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all of Borrower's right, title and interest in, to and under the Leases, including Borrower's right, power and authority to modify the terms of any such Lease, or
extend or terminate any such Lease.   It is the intention of Borrower to
establish a present, absolute and irrevocable transfer and assignment to Lender of all of Borrower's right, title and interest in, to and under the Leases. Borrower and Lender intend this assignment of the Leases to be immediately effective and to constitute an absolute present assignment and not an assignment for additional security only. For purposes of giving effect to this absolute assignment of the Leases, and for no other purpose, the Leases shall not be deemed to be a part of the "Mortgaged Property" as that term is defined in Section 1(s). However, if this present, absolute and unconditional assignment of the Leases is not enforceable by its terms under the laws of the Property Jurisdiction, then the Leases shall be included as a part of the Mortgaged Property and it is the intention of the Borrower that in this circumstance this Instrument create and perfect a lien on the Leases in favor of Lender, which lien shall be effective as of the date of this Instrument.

         (b) Until Lender gives notice to Borrower of Lender's exercise of its rights under this Section 4, Borrower shall have all rights, power and authority granted to Borrower under any Lease (except as otherwise limited by this Section or any other provision of this Instrument), including the right, power and authority to modify the terms of any Lease or extend or terminate any Lease. Upon the occurrence of an Event of Default, the permission given to Borrower pursuant to the preceding sentence to exercise all rights, power and authority under Leases shall automatically terminate. Borrower shall comply with and observe Borrower's obligations under all Leases, including Borrower's obligations pertaining to the maintenance and disposition of tenant security deposits.

         (c) Borrower acknowledges and agrees that the exercise by Lender, either directly or by a receiver, of any of the rights conferred under this
Section 4 shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and the Improvements. The acceptance by Lender of the assignment of the Leases pursuant to Section 4(a) shall not at any time or in any event obligate Lender to take any action under this Instrument or to expend any money or to incur any expenses. Lender shall not be liable in any way for any injury or damage to person or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property. Prior to Lender's actual entry into and taking possession of the Mortgaged Property, Lender shall not (i) be obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with


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respect to any Lease); (ii) be obligated  to appear in or defend any action or proceeding relating to the Lease or the Mortgaged Property; or (iii) be responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property. The execution of this Instrument by Borrower shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking of possession.

         (d) Upon delivery of notice by Lender to Borrower of Lender's exercise of Lender's rights under this Section 4 at any time after the occurrence of an Event of Default, and without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, Lender immediately shall have all rights, powers and authority granted to Borrower under any Lease, including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease.

         (e) Borrower shall, promptly upon Lender's request, deliver to Lender an executed copy of each residential Lease then in effect. All Leases for residential dwelling units shall be on forms approved by Lender, shall be for initial terms of at least six months and not more than two years, and shall not include options to purchase.

         (f) Borrower shall not lease any portion of the Mortgaged Property for non-residential use except with the prior written consent of Lender and Lender's prior written approval of the Lease agreement. Borrower shall not modify the terms of, or extend or terminate, any Lease for non-residential use (including any Lease in existence on the date of this Instrument) without the prior written consent of Lender. Borrower shall, without request by Lender, deliver an executed copy of each non-residential Lease to Lender promptly after
such Lease is signed.   All non-residential Leases, including renewals or
extensions of existing Leases, shall specifically provide that (1) such Leases are subordinate to the lien of this Instrument; (2) the tenant shall attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged Property by any purchaser at a foreclosure sale or by Lender in any manner; (3) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a foreclosure sale may from time to time request; (4) the Lease shall not be terminated by foreclosure or any other transfer of the Mortgaged Property; (5) after a foreclosure sale of the Mortgaged Property, Lender or any other purchaser at such foreclosure sale may, at Lender's or such purchaser's option, accept or terminate such Lease; and (6) the tenant shall, upon receipt after the occurrence of an Event of Default of a written request from Lender, pay all Rents payable under the Lease to Lender.

         (g) Borrower shall not receive or accept Rent under any Lease (whether residential or non-residential) for more than two months in advance.

         5. PAYMENT OF INDEBTEDNESS; PERFORMANCE UNDER LOAN DOCUMENTS; PREPAYMENT PREMIUM. Borrower shall pay the Indebtedness when due in accordance with the terms of the Note and the other Loan Documents and shall perform, observe and comply with all other provisions of the Note and the other Loan Documents. Borrower shall pay


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 10
a prepayment premium in connection with certain prepayments of the Indebtedness, including a payment made after Lender's exercise of any right of acceleration of the Indebtedness, as provided in the Note.

         6. EXCULPATION. Borrower's personal liability for payment of the Indebtedness and for performance of the other obligations to be performed by it under this Instrument is limited in the manner, and to the extent, provided in the Note.

         7.      DEPOSITS FOR TAXES, INSURANCE AND OTHER CHARGES.

         (a) Borrower shall deposit with Lender on the day monthly installments of principal or interest, or both, are due under the Note (or on another day designated in writing by Lender), until the Indebtedness is paid in full, an additional amount sufficient to accumulate with Lender the entire sum required to pay, when due (1) any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property, (2) the premiums for fire and other hazard insurance, rent loss insurance and such other insurance as Lender may require under Section 19, (3) Taxes, and (4) amounts for other charges and expenses which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender's interests, all as reasonably estimated from time to time by Lender, plus one-sixth of such estimate. The amounts deposited under the preceding sentence are collectively referred to in this Instrument as the "IMPOSITION DEPOSITS". The obligations of Borrower for which the Imposition Deposits are required are collectively referred to in this Instrument as "IMPOSITIONS". The amount of the Imposition Deposits shall be sufficient to enable Lender to pay each Imposition before the last date upon which such payment may be made without any penalty or interest charge being added. Lender shall maintain records indicating how much of the monthly Imposition Deposits and how much of the aggregate Imposition Deposits held by Lender are held for the purpose of paying Taxes, insurance premiums and each other obligation of Borrower for which Imposition Deposits are required. Any waiver by Lender of the requirement that Borrower remit Imposition Deposits to Lender may be revoked by Lender, in Lender's discretion, at any time upon notice to Borrower.

         (b) Imposition Deposits shall be held in an institution (which may be Lender, if Lender is such an institution) whose deposits or accounts are insured or guaranteed by a federal agency. Lender shall not be obligated to open additional accounts or deposit Imposition Deposits in additional institutions when the amount of the Imposition Deposits exceeds the maximum amount of the federal deposit insurance or guaranty. Lender shall apply the Imposition Deposits to pay Impositions so long as no Event of Default has occurred and is continuing. Unless applicable law requires, Lender shall not be required to pay Borrower any interest, earnings or profits on the Imposition Deposits. Borrower hereby pledges and grants to Lender a security interest in the Imposition Deposits as additional security for all of Borrower's obligations under this Instrument and the other Loan Documents. Any amounts deposited with Lender under this Section 7 shall not be trust funds, nor shall they operate to reduce the Indebtedness, unless applied by Lender for that purpose under Section 7(e).


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 11

         (c) If Lender receives a bill or invoice for an Imposition, Lender shall pay the Imposition from the Imposition Deposits held by Lender. Lender shall have no obligation to pay any Imposition to the extent it exceeds Imposition Deposits then held by Lender. Lender may pay an Imposition according to any bill, statement or estimate from the appropriate public office or insurance company without inquiring into the accuracy of the bill, statement or estimate or into the validity of the Imposition.

         (d) If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition exceeds the amount reasonably deemed necessary by Lender plus one-sixth of such estimate, the excess shall be credited against future installments of Imposition Deposits. If at any time the amount of the Imposition Deposits held by Lender for payment of a specific Imposition is less than the amount reasonably estimated by Lender to be necessary plus one-sixth of such estimate, Borrower shall pay to Lender the amount of the deficiency within 15 days after notice from Lender.

         (e) If an Event of Default has occurred and is continuing, Lender may apply any Imposition Deposits, in any amounts and in any order as Lender determines, in Lender's discretion, to pay any Impositions or as a credit against the Indebtedness. Upon payment in full of the Indebtedness, Lender shall refund to Borrower any Imposition Deposits held by Lender.

         8. COLLATERAL AGREEMENTS. Borrower shall deposit with Lender such amounts as may be required by any Collateral Agreement and shall perform all other obligations of Borrower under each Collateral Agreement.

         9. APPLICATION OF PAYMENTS. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, then Lender may apply that payment to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Neither Lender's acceptance of an amount which is less than all amounts then due and payable nor Lender's application of such payment in the manner authorized shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. Notwithstanding the application of any such amount to the Indebtedness, Borrower's obligations under this Instrument and the Note shall remain unchanged.

         10. COMPLIANCE WITH LAWS. Borrower shall comply with all laws, ordinances, regulations and requirements of any Governmental Authority and all recorded lawful covenants and agreements relating to or affecting the Mortgaged Property, including all laws, ordinances, regulations, requirements and covenants pertaining to health and safety, construction of improvements on the Mortgaged Property, fair housing, zoning and land use, and Leases. Borrower also shall comply with all applicable laws that pertain to the maintenance and disposition of tenant security deposits. Borrower shall at all times maintain records sufficient to demonstrate compliance with the provisions of this
Section 10. Borrower shall take appropriate measures to prevent, and shall not engage in or knowingly permit, any illegal activities at the Mortgaged Property that could endanger tenants or visitors, result in damage to the Mortgaged Property, result in forfeiture of the


--------------------------------------------------------------------------------
SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 12

Mortgaged Property, or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property. Borrower represents and warrants to Lender that no portion of the Mortgaged Property has been or will be purchased with the proceeds of any illegal activity.

         11. USE OF PROPERTY. Unless required by applicable law, Borrower shall not (a) except for any change in use approved by Lender, allow changes in the use for which all or any part of the Mortgaged Property is being used at the time this Instrument was executed, (b) convert any individual dwelling units or common areas to commercial use, (c) initiate or acquiesce in a change in the zoning classification of the Mortgaged Property, or (d) establish any condominium or cooperative regime with respect to the Mortgaged Property.

         12.     PROTECTION OF LENDER'S SECURITY.

         (a) If Borrower fails to perform any of its obligations under this Instrument or any other Loan Document, or if any action or proceeding is commenced which purports to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument, including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Hazardous Materials Laws, fraudulent conveyance or reorganizations or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such actions as Lender reasonably deems necessary to perform such obligations of Borrower and to protect Lender's interest, including (1) payment of fees and out of pocket expenses of attorneys, accountants, inspectors and consultants, (2) entry upon the Mortgaged Property to make repairs or secure the Mortgaged Property, (3) procurement of the insurance required by Section 19, and (4) payment of amounts which Borrower has failed to pay under Sections 15 and 17.

         (b) Any amounts disbursed by Lender under this Section 12, or under any other provision of this Instrument that treats such disbursement as being made under this Section 12, shall be added to, and become part of, the principal component of the Indebtedness, shall be immediately due and payable and shall bear interest from the date of disbursement until paid at the "DEFAULT RATE", as defined in the Note.

         (c) Nothing in this Section 12 shall require Lender to incur any expense or take any action.

         13. INSPECTION. Lender, its agents, representatives, and designees may make or cause to be made entries upon and inspections of the Mortgaged Property (including environmental inspections and tests) during normal business hours, or at any other reasonable time.

         14.     BOOKS AND RECORDS; FINANCIAL REPORTING.

         (a) Borrower shall keep and maintain at all times at the Mortgaged Property or the management agent's offices, and upon Lender's request shall make available at the Mortgaged Property, complete and accurate books of account and records (including copies of supporting bills and invoices) adequate to reflect correctly the operation of the Mortgaged Property, and copies of


--------------------------------------------------------------------------------
SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 13
all written contracts, Leases, and other instruments which affect the Mortgaged Property. The books, records, contracts, Leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender.

         (b)      Borrower shall furnish to Lender all of the following:

                 (1) within 120 days after the end of each fiscal year of Borrower, a statement of income and expenses for Borrower's operation of the Mortgaged Property for that fiscal year, a statement of changes in financial position of Borrower relating to the Mortgaged Property for that fiscal year and, when requested by Lender, a balance sheet showing all assets and liabilities of Borrower relating to the Mortgaged Property as of the end of that fiscal year;

                 (2) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, a rent schedule for the Mortgaged Property showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable for the current month, the date through which rent has been paid, and any related information requested by Lender;

                 (3) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, an accounting of all security deposits held pursuant to all Leases, including the name of the institution (if any) and the names and identification numbers of the accounts (if any) in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts;

                 (4) within 120 days after the end of each fiscal year of Borrower, and at any other time upon Lender's request, a statement that identifies all owners of any interest in Borrower and any Controlling Entity and the interest held by each, if Borrower or a Controlling Entity is a corporation, all officers and directors of Borrower and the Controlling Entity, and if Borrower or a Controlling Entity is a limited liability company, all managers who are not members;

                 (5) upon Lender's request, quarterly income and expense statements for the Mortgaged Property;

                 (6) upon Lender's request at any time when an Event of Default has occurred and is continuing, monthly income and expense statements for the Mortgaged Property;

                 (7) upon Lender's request, a monthly property management report for the Mortgaged Property, showing the number of inquiries made and rental applications received from tenants or prospective tenants and deposits


--------------------------------------------------------------------------------
SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 14
                          received from tenants and any other information requested by Lender; and

                 (8) upon Lender's request, a balance sheet, a statement of income and expenses for Borrower and a statement of changes in financial position of Borrower for Borrower's most recent fiscal year.

         (c)     Each of the statements, schedules and reports required by
Section 14(b) shall be certified to be complete and accurate by an individual having authority to bind Borrower, and shall be in such form and contain such detail as Lender may reasonably require. Lender also may require that any statements, schedules or reports be audited at Borrower's expense by independent certified public accountants acceptable to Lender.

         (d) If Borrower fails to provide in a timely manner the statements, schedules and reports required by Section 14(b), Lender shall have the right to have Borrower's books and records audited, at Borrower's expense, by independent certified public accountants selected by Lender in order to obtain such statements, schedules and reports, and all related costs and expenses of Lender shall become immediately due and payable and shall become an additional part of the Indebtedness as provided in Section 12.

         (e) If an Event of Default has occurred and is continuing, Borrower shall deliver to Lender upon written demand all books and records relating to the Mortgaged Property or its operation.

         (f) Borrower authorizes Lender to obtain a credit report on Borrower at any time.

         15.     TAXES; OPERATING EXPENSES.

         (a) Subject to the provisions of Section 15(c) and Section 15(d), Borrower shall pay, or cause to be paid, all Taxes when due and before the addition of any interest, fine, penalty or cost for nonpayment.

         (b) Subject to the provisions of Section 15(c), Borrower shall pay the expenses of operating, managing, maintaining and repairing the Mortgaged Property (including insurance premiums, utilities, repairs and replacements) before the last date upon which each such payment may be made without any penalty or interest charge being added.

         (c) As long as no Event of Default exists and Borrower has timely delivered to Lender any bills or premium notices that it has received, Borrower shall not be obligated to pay Taxes, insurance premiums or any other individual Imposition to the extent that sufficient Imposition Deposits are held by Lender for the purpose of paying that specific Imposition. If an Event of Default exists, Lender may exercise any rights Lender may have with respect to Imposition Deposits without regard to whether Impositions are then due and payable. Lender shall have no liability to Borrower for failing to pay any Impositions to the extent that any Event of Default has occurred and is continuing, insufficient Imposition Deposits are held by Lender at the time an Imposition becomes


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 15
due and payable or Borrower has failed to provide Lender with bills and premium notices as provided above.

         (d) Borrower, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in good faith, the amount or validity of any Imposition other than insurance premiums, if (1) Borrower notifies Lender of the commencement or expected commencement of such proceedings, (2) the Mortgaged Property is not in danger of being sold or forfeited, (3) Borrower deposits with Lender reserves sufficient to pay the contested Imposition, if requested by Lender, and (4) Borrower furnishes whatever additional security is required in the proceedings or is reasonably requested by Lender, which may include the delivery to Lender of the reserves established by Borrower to pay the contested Imposition.

         (e) Borrower shall promptly deliver to Lender a copy of all notices of, and invoices for, Impositions, and if Borrower pays any Imposition directly, Borrower shall promptly furnish to Lender receipts evidencing such payments.

         16. LIENS; ENCUMBRANCES. Borrower acknowledges that, to the extent provided in Section 21, the grant, creation or existence of any mortgage, deed of trust, deed to secure debt, security interest or other lien or encumbrance (a "LIEN") on the Mortgaged Property (other than the lien of this Instrument) or on certain ownership interests in Borrower, whether voluntary, involuntary or by operation of law, and whether or not such Lien has priority over the lien of this Instrument, is a "TRANSFER" which constitutes an Event of Default and subjects Borrower to personal liability under the Note.

         17. PRESERVATION, MANAGEMENT AND MAINTENANCE OF MORTGAGED PROPERTY. Borrower (a) shall not commit waste or permit impairment or deterioration of the Mortgaged Property, (b) shall not abandon the Mortgaged Property, (c) shall restore or repair promptly, in a good and workmanlike manner, any damaged part of the Mortgaged Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, whether or not insurance proceeds or condemnation awards are available to cover any costs of such restoration or repair, (d) shall keep the Mortgaged Property in good repair, including the replacement of Personalty and Fixtures with items of equal or better function and quality, (e) shall provide for professional management of the Mortgaged Property by a residential rental property manager satisfactory to Lender under a contract approved by Lender in writing, and (f) shall give notice to Lender of and, unless otherwise directed in writing by Lender, shall appear in and defend any action or proceeding purporting to affect the Mortgaged Property, Lender's security or Lender's rights under this Instrument. Borrower shall not (and shall not permit any tenant or other person to) remove, demolish or alter the Mortgaged Property or any part of the Mortgaged Property except in connection with the replacement of tangible Personalty.

         18.     ENVIRONMENTAL HAZARDS.

         (a) Except for matters covered by a written program of operations and maintenance approved in writing by Lender (an "O&M PROGRAM") or matters described in Section 18(b),


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 16

Borrower shall not cause or permit any of the following:

                 (1) the presence, use, generation, release, treatment, processing, storage (including storage in above ground and underground storage tanks), handling, or disposal of any Hazardous Materials on or under the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property;

                 (2) the transportation of any Hazardous Materials to, from, or across the Mortgaged Property;

                 (3) any occurrence or condition on the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property, which occurrence or condition is or may be in violation of Hazardous Materials Laws; or

                 (4) any violation of or noncompliance with the terms of any Environmental Permit with respect to the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property.

The matters described in clauses (1) through (4) above are referred to collectively in this Section 18 as "PROHIBITED ACTIVITIES OR CONDITIONS".

         (b) Prohibited Activities and Conditions shall not include the safe and lawful use and storage of quantities of (1) pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties, (2) cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by tenants and occupants of residential dwelling units in the Mortgaged Property; and (3) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Mortgaged Property's parking areas, so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.

         (c) Borrower shall take all commercially reasonable actions (including the inclusion of appropriate provisions in any Leases executed after the date of this Instrument) to prevent its employees, agents, and contractors, and all tenants and other occupants from causing or permitting any Prohibited Activities or Conditions. Borrower shall not lease or allow the sublease or use of all or any portion of the Mortgaged Property to any tenant or subtenant for nonresidential use by any user that, in the ordinary course of its business, would cause or permit any Prohibited Activity or Condition.

         (d) If an O&M Program has been established with respect to Hazardous Materials, Borrower shall comply in a timely manner with, and cause all employees, agents, and contractors of Borrower and any other persons present on the Mortgaged Property to comply with the O&M Program. All costs of performance of Borrower's obligations under any O&M Program shall be paid by Borrower, and Lender's out-of-pocket costs incurred in connection with the monitoring and


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 17
review of the O&M Program and Borrower's performance shall be paid by Borrower upon demand by Lender. Any such out-of-pocket costs of Lender which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12.

         (e) Borrower represents and warrants to Lender that, except as previously disclosed by Borrower to Lender in writing:

                 (1) Borrower has not at any time engaged in, caused or permitted any Prohibited Activities or Conditions;

                 (2) to the best of Borrower's knowledge after reasonable and diligent inquiry, no Prohibited Activities or Conditions exist or have existed;

                 (3) except to the extent previously disclosed by Borrower to Lender in writing, the Mortgaged Property does not now contain any underground storage tanks, and, to the best of Borrower's knowledge after reasonable and diligent inquiry, the Mortgaged Property has not contained any underground storage tanks in the past. If there is an underground storage tank located on the Property which has been previously disclosed by Borrower to Lender in writing, that tank complies with all requirements of Hazardous Materials Laws;

                 (4) Borrower has complied with all Hazardous Materials Laws, including all requirements for notification regarding releases of Hazardous Materials. Without limiting the generality of the foregoing, Borrower has obtained all Environmental Permits required for the operation of the Mortgaged Property in accordance with Hazardous Materials Laws now in effect and all such Environmental Permits are in full force and effect;

                 (5) no event has occurred with respect to the Mortgaged Property that constitutes, or with the passing of time or the giving of notice would constitute, noncompliance with the terms of any Environmental Permit;

                 (6) there are no actions, suits, claims or proceedings pending or, to the best of Borrower's knowledge after reasonable and diligent inquiry, threatened that involve the Mortgaged Property and allege, arise out of, or relate to any Prohibited Activity or Condition; and

                 (7) Borrower has not received any complaint, order, notice of violation or other communication from any Governmental Authority with regard to air emissions, water discharges, noise emissions or Hazardous Materials, or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property.


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 18

The representations and warranties in this Section 18 shall be continuing representations and warranties that shall be deemed to be made by Borrower throughout the term of the loan evidenced by the Note, until the Indebtedness has been paid in full.

         (f) Borrower shall promptly notify Lender in writing upon the occurrence of any of the following events:

                 (1) Borrower's discovery of any Prohibited Activity or Condition;

                 (2) Borrower's receipt of or knowledge of any complaint, order, notice of violation or other communication from any Governmental Authority or other person with regard to present or future alleged Prohibited Activities or Conditions or any other environmental, health or safety matters affecting the Mortgaged Property or any other property of Borrower that is adjacent to the Mortgaged Property; and

                 (3) any representation or warranty in this Section 18 becomes untrue after the date of this Agreement.

Any such notice given by Borrower shall not relieve Borrower of, or result in a waiver of, any obligation under this Instrument, the Note, or any other Loan Document.

         (g) Borrower shall pay promptly the costs of any environmental inspections, tests or audits ("ENVIRONMENTAL INSPECTIONS") required by Lender in connection with any foreclosure or deed in lieu of foreclosure, or as a condition of Lender's consent to any Transfer under Section 21, or required by Lender following a reasonable determination by Lender that Prohibited Activities or Conditions may exist. Any such costs incurred by Lender (including the fees and out-of-pocket costs of attorneys and technical consultants whether incurred in connection with any judicial or administrative process or otherwise) which Borrower fails to pay promptly shall become an additional part of the Indebtedness as provided in Section 12. The results of all Environmental Inspections made by Lender shall at all times remain the property of Lender and Lender shall have no obligation to disclose or otherwise make available to Borrower or any other party such results or any other information obtained by Lender in connection with its Environmental Inspections. Lender hereby reserves the right, and Borrower hereby expressly authorizes Lender, to make available to any party, including any prospective bidder at a foreclosure sale of the Mortgaged Property, the results of any Environmental Inspections made by Lender with respect to the Mortgaged Property. Borrower consents to Lender notifying any party (either as part of a notice of sale or otherwise) of the results of any of Lender's Environmental Inspections. Borrower acknowledges that Lender cannot control or otherwise assure the truthfulness or accuracy of the results of any of its Environmental Inspections and that the release of such results to prospective bidders at a foreclosure sale of the Mortgaged Property may have a material and adverse effect upon the amount which a party may bid at such sale. Borrower agrees that Lender shall have no liability whatsoever as a result of delivering the results of any of its Environmental Inspections to any third party, and Borrower hereby releases and forever discharges Lender from any and all claims, damages, or causes of action,


--------------------------------------------------------------------------------
SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 19
arising out of, connected with or incidental to the results of, the delivery of any of Lender's Environmental Inspections.

         (h) If any investigation, site monitoring, containment, clean-up, restoration or other remedial work ("REMEDIAL WORK") is necessary to comply with any Hazardous Materials Law or order of any Governmental Authority that has or acquires jurisdiction over the Mortgaged Property or the use, operation or improvement of the Mortgaged Property under any Hazardous Materials Law, Borrower shall, by the earlier of (1) the applicable deadline required by Hazardous Materials Law or (2) 30 days after notice from Lender demanding such action, begin performing the Remedial Work, and thereafter diligently prosecute it to completion, and shall in any event complete the work by the time required by applicable Hazardous Materials Law. If Borrower fails to begin on a timely basis or diligently prosecute any required Remedial Work, Lender may, at its option, cause the Remedial Work to be completed, in which case Borrower shall reimburse Lender on demand for the cost of doing so. Any reimbursement due from Borrower to Lender shall become part of the Indebtedness as provided in
Section 12.

         (i) Borrower shall cooperate with any inquiry by any Governmental Authority and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activity or Condition.

         (j)     Borrower shall indemnify, hold harmless and defend (i) Lender,
(ii) any prior owner or holder of the Note, (iii) the Loan Servicer, (iv) any prior Loan Servicer, (v) the officers, directors, shareholders, partners, employees and trustees of any of the foregoing, and (vi) the heirs, legal representatives, successors and assigns of each of the foregoing (collectively, the "INDEMNITEES") from and against all proceedings, claims, damages, penalties and costs (whether initiated or sought by Governmental Authorities or private parties), including fees and out of pocket expenses of attorneys and expert witnesses, investigatory fees, and remediation costs, whether incurred in connection with any judicial or administrative process or otherwise, arising directly or indirectly from any of the following:

                 (1) any breach of any representation or warranty of Borrower in this Section 18;

                 (2) any failure by Borrower to perform any of its obligations under this Section 18;

                 (3) the existence or alleged existence of any Prohibited Activity or Condition;

                 (4) the presence or alleged presence of Hazardous Materials on or under the Mortgaged Property or any property of Borrower that is adjacent to the Mortgaged Property; and

                 (5) the actual or alleged violation of any Hazardous Materials Law.


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

         (k) Counsel selected by Borrower to defend Indemnitees shall be subject to the approval of those Indemnitees. However, any Indemnitee may elect to defend any claim or legal or administrative proceeding at the Borrower's expense.

         (l) Borrower shall not, without the prior written consent of those Indemnitees who are named as parties to a claim or legal or administrative proceeding (a "CLAIM"), settle or compromise the Claim if the settlement (1) results in the entry of any judgment that does not include as an unconditional term the delivery by the claimant or plaintiff to Lender of a written release of those Indemnitees, satisfactory in form and substance to Lender; or (2) may materially and adversely affect Lender, as determined by Lender in its discretion.

         (m) Borrower's obligation to indemnify the Indemnitees shall not be limited or impaired by any of the following, or by any failure of Borrower or any guarantor to receive notice of or consideration for any of the following:

                 (1)      any amendment or modification of any Loan Document;

                 (2) any extensions of time for performance required by any Loan Document;

                 (3) any provision in any of the Loan Documents limiting Lender's recourse to property securing the Indebtedness, or limiting the personal liability of Borrower or any other party for payment of all or any part of the Indebtedness;

                 (4) the accuracy or inaccuracy of any representations and warranties made by Borrower under this Instrument or any other Loan Document;

                 (5) the release of Borrower or any other person, by Lender or by operation of law, from performance of any obligation under any Loan Document;

                 (6) the release or substitution in whole or in part of any security for the Indebtedness; and

                 (7) Lender's failure to properly perfect any lien or security interest given as security for the Indebtedness.

         (n) Borrower shall, at its own cost and expense, do all of the following:

                 (1) pay or satisfy any judgment or decree that may be entered against any Indemnitee or Indemnitees in any legal or administrative proceeding incident to any matters against which Indemnitees are entitled to be indemnified under this Section 18;

                 (2) reimburse Indemnitees for any expenses paid or incurred in connection with


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 21
                          any matters against which Indemnitees are entitled to be indemnified under this Section 18; and

                 (3) reimburse Indemnitees for any and all expenses, including fees and out of pocket expenses of attorneys and expert witnesses, paid or incurred in connection with the enforcement by Indemnitees of their rights under this Section 18, or in monitoring and participating in any legal or administrative proceeding.

         (o) In any circumstances in which the indemnity under this Section 18 applies, Lender may employ its own legal counsel and consultants to prosecute, defend or negotiate any claim or legal or administrative proceeding and Lender, with the prior written consent of Borrower (which shall not be unreasonably withheld, delayed or conditioned) may settle or compromise any action or legal or administrative proceeding. Borrower shall reimburse Lender upon demand for all costs and expenses incurred by Lender, including all costs of settlements entered into in good faith, and the fees and out of pocket expenses of such attorneys and consultants.

         (p) The provisions of this Section 18 shall be in addition to any and all other obligations and liabilities that Borrower may have under applicable law or under other Loan Documents, and each Indemnitee shall be entitled to indemnification under this Section 18 without regard to whether Lender or that Indemnitee has exercised any rights against the Mortgaged Property or any other security, pursued any rights against any guarantor, or pursued any other rights available under the Loan Documents or applicable law. If Borrower consists of more than one person or entity, the obligation of those persons or entities to indemnify the Indemnitees under this Section 18 shall be joint and several. The obligation of Borrower to indemnify the Indemnitees under this Section 18 shall survive any repayment or discharge of the Indebtedness, any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the lien of this Instrument.

         19.     PROPERTY AND LIABILITY INSURANCE.

         (a) Borrower shall keep the Improvements insured at all times against such hazards as Lender may from time to time require, which insurance shall include but not be limited to coverage against loss by fire and allied perils, general boiler and machinery coverage, and business income coverage. Lender's insurance requirements may change from time to time throughout the term of the Indebtedness. If Lender so requires, such insurance shall also include sinkhole insurance, mine subsidence insurance, earthquake insurance, and, if the Mortgaged Property does not conform to applicable zoning or land use laws, building ordinance or law coverage. If any of the Improvements is located in an area identified by the Federal Emergency Management Agency (or any successor to that agency) as an area having special flood hazards, and if flood insurance is available in that area, Borrower shall insure such Improvements against loss by flood.

         (b) All premiums on insurance policies required under Section 19(a) shall be paid in the manner provided in Section 7, unless Lender has designated in writing another method of payment.


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

All such policies shall also be in a form approved by Lender. All policies of property damage insurance shall include a non-contributing, non-reporting mortgage clause in favor of, and in a form approved by, Lender. Lender shall have the right to hold the original policies or duplicate original policies of all insurance required by Section 19(a). Borrower shall promptly deliver to Lender a copy of all renewal and other notices received by Borrower with respect to the policies and all receipts for paid premiums. At least 30 days prior to the expiration date of a policy, Borrower shall deliver to Lender the original (or a duplicate original) of a renewal policy in form satisfactory to Lender.

         (c) Borrower shall maintain at all times commercial general liability insurance, workers' compensation insurance and such other liability, errors and omissions and fidelity insurance coverages as Lender may from time to time require.

         (d) All insurance policies and renewals of insurance policies required by this Section 19 shall be in such amounts and for such periods as Lender may from time to time require, and shall be issued by insurance companies satisfactory to Lender.

         (e) Borrower shall comply with all insurance requirements and shall not permit any condition to exist on the Mortgaged Property that would invalidate any part of any insurance coverage that this Instrument requires Borrower to maintain.

         (f) In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and appoints Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claims under policies of property damage insurance, to appear in and prosecute any action arising from such property damage insurance policies, to collect and receive the proceeds of property damage insurance, and to deduct from such proceeds Lender's expenses incurred in the collection of such proceeds. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 19 shall require Lender to incur any expense or take any action. Lender may, at Lender's option,
(1) hold the balance of such proceeds to be used to reimburse Borrower for the cost of restoring and repairing the Mortgaged Property to the equivalent of its original condition or to a condition approved by Lender (the "RESTORATION"), or
(2) apply the balance of such proceeds to the payment of the Indebtedness, whether or not then due. To the extent Lender determines to apply insurance proceeds to Restoration, Lender shall do so in accordance with Lender's then-current policies relating to the restoration of casualty damage on similar multifamily properties.

         (g) Lender shall not exercise its option to apply insurance proceeds to the payment of the Indebtedness if all of the following conditions are met: (1) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default) has occurred and is continuing; (2) Lender determines, in its discretion, that there will be sufficient funds to complete the Restoration; (3) Lender determines, in its discretion, that the rental income from the Mortgaged Property after completion of the Restoration will be sufficient to meet all operating costs and other expenses, Imposition Deposits, deposits to reserves and loan repayment obligations relating to the Mortgaged Property; and (4) Lender determines, in its discretion, that the Restoration


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

will be completed before the earlier of (A) one year before the maturity date of the Note or (B) one year after the date of the loss or casualty.

         (h) If the Mortgaged Property is sold at a foreclosure sale or Lender acquires title to the Mortgaged Property, Lender shall automatically succeed to all rights of Borrower in and to any insurance policies and unearned insurance premiums and in and to the proceeds resulting from any damage to the Mortgaged Property prior to such sale or acquisition.

         20.     CONDEMNATION.

         (a) Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect (a "CONDEMNATION"). Borrower shall appear in and prosecute or defend any action or proceeding relating to any Condemnation unless otherwise directed by Lender in writing. Borrower authorizes and appoints Lender as attorney-in-fact for Borrower to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any Condemnation and to settle or compromise any claim in connection with any Condemnation. This power of attorney is coupled with an interest and therefore is irrevocable. However, nothing contained in this Section 20 shall require Lender to incur any expense or take any action. Borrower hereby transfers and assigns to Lender all right, title and interest of Borrower in and to any award or payment with respect to (i) any Condemnation, or any conveyance in lieu of Condemnation, and (ii) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation.

         (b) Lender may apply such awards or proceeds, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to the restoration or repair of the Mortgaged Property or to the payment of the Indebtedness, with the balance, if any, to Borrower. Unless Lender otherwise agrees in writing, any application of any awards or proceeds to the Indebtedness shall not extend or postpone the due date of any monthly installments referred to in the Note, Section 7 of this Instrument or any Collateral Agreement, or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards or proceeds as Lender may require.

         21. TRANSFERS OF THE MORTGAGED PROPERTY OR INTERESTS IN BORROWER. [NO RIGHT TO TRANSFER]

         (a) The occurrence of any of the following events shall constitute an Event of Default under this Instrument:

                 (1) a Transfer of all or any part of the Mortgaged Property or any interest in the Mortgaged Property;

                 (2)      if Borrower is a limited partnership, a Transfer of
                          (A) any general partnership interest, or (B) limited partnership interests in Borrower that would cause the


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

                          Initial Owners of Borrower to own less than 51% of all limited partnership interests in Borrower;

                 (3) if Borrower is a general partnership or a joint venture, a Transfer of any general partnership or joint venture interest in Borrower;

                 (4) if Borrower is a limited liability company, a Transfer of (A) any membership interest in Borrower which would cause the Initial Owners to own less than 51% of all the membership interests in Borrower, or
                          (B) any membership or other interest of a manager in Borrower;

                 (5) if Borrower is a corporation, (A) the Transfer of any voting stock in Borrower which would cause the Initial Owners to own less than 51% of any class of voting stock in Borrower or (B) if the outstanding voting stock in Borrower is held by 100 or more shareholders, one or more transfers by a single transferor within a 12-month period affecting an aggregate of 5% or more of that stock;

                 (6) if Borrower is a trust, (A) a Transfer of any beneficial interest in Borrower which would cause the Initial Owners to own less than 51% of all the beneficial interests in Borrower, or (B) the termination or revocation of the trust, or (C) the removal, appointment or substitution of a trustee of Borrower; and

                 (7) a Transfer of any interest in a Controlling Entity which, if such Controlling Entity were Borrower, would result in an Event of Default under any of Sections 21(a)(1) through (6) above.

Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to exercise any of its remedies with respect to an Event of Default under this Section 21.

         (b) The occurrence of any of the following events shall not constitute an Event of Default under this Instrument, notwithstanding any provision of Section 21(a) to the contrary:

                 (1)      a Transfer to which Lender has consented;

                 (2) a Transfer that occurs by devise, descent, or by operation of law upon the death of a natural person;

                 (3) the grant of a leasehold interest in an individual dwelling unit for a term of two years or less not containing an option to purchase;

                 (4) a Transfer of obsolete or worn out Personalty or Fixtures that are


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

                          contemporaneously replaced by items of equal or better function and quality, which are free of liens, encumbrances and security interests other than those created by the Loan Documents or consented to by Lender;

                 (5) the grant of an easement, if before the grant Lender determines that the easement will not materially affect the operation or value of the Mortgaged Property or Lender's interest in the Mortgaged Property, and Borrower pays to Lender, upon demand, all costs and expenses incurred by Lender in connection with reviewing Borrower's request; and

                 (6) the creation of a mechanic's, materialman's, or judgment lien against the Mortgaged Property which is released of record or otherwise remedied to Lender's satisfaction within 30 days of the date of creation.

         (c) Lender may consent, in its discretion, to a Transfer that would otherwise violate this Section 21 if, prior to the Transfer, Borrower has satisfied each of the following requirements:

                 (1) the submission to Lender of all information required by Lender to make the determination required by this
                          Section 21(c);

                 (2) the Mortgaged Property and the transferee meet all of the eligibility, credit, management and other standards (including but not limited to any standards with respect to previous relationships between Lender and the transferee and the organization of the transferee) customarily applied by Lender to the approval of borrowers and properties in connection with the origination or purchase of similar mortgages on multifamily properties;

                 (3)      the absence of any Event of Default;

                 (4) the execution of an assumption agreement that is acceptable to Lender and that, among other things, requires the transferee to perform all obligations of Borrower set forth in the Note, this Instrument and any other Loan Documents, and may require that the transferee comply with any provisions of this Instrument or any other Loan Document which previously may have been waived by Lender; and

                 (5)      Lender's receipt of all of the following:

                          (A)     a review fee in the amount of $2,000.00;

                          (B) a transfer fee in an amount equal to 1.0 % of the unpaid principal balance of the Indebtedness immediately before the Transfer; and

                          (C) the amount of Lender's out-of-pocket costs (including reasonable


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 26
                                  attorneys' fees) incurred in reviewing the Transfer request.

         22. EVENTS OF DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default under this Instrument:

         (a) any failure by Borrower to pay or deposit when due any amount required by the Note, this Instrument or any other Loan Document;

         (b) any failure by Borrower to maintain the insurance coverage required by Section 19;

         (c)     any failure by Borrower to comply with the provisions of
Section 33;

         (d) fraud or material misrepresentation or material omission by Borrower, any of its officers, directors, trustees, general partners or managers or any guarantor in connection with (A) the application for or creation of the Indebtedness, (B) any financial statement, rent roll, or other report or information provided to Lender during the term of the Indebtedness, or (C) any request for Lender's consent to any proposed action, including a request for disbursement of funds under any Collateral Agreement;

         (e)     any Event of Default under Section 21;

         (f) the commencement of a forfeiture action or proceeding, whether civil or criminal, which, in Lender's reasonable judgment, could result in a forfeiture of the Mortgaged Property or otherwise materially impair the lien created by this Instrument or Lender's interest in the Mortgaged Property;

         (g) any failure by Borrower to perform any of its obligations under this Instrument (other than those specified in Sections 22(a) through (f)), as and when required, which continues for a period of 30 days after notice of such failure by Lender to Borrower. However, no such notice or grace period shall apply in the case of any such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Instrument, result in harm to Lender, impairment of the Note or this Instrument or any other security given under any other Loan Document;

         (h) any failure by Borrower to perform any of its obligations as and when required under any Loan Document other than this Instrument which continues beyond the applicable cure period, if any, specified in that Loan Document;

         (i) any exercise by the holder of any debt instrument secured by a mortgage, deed of trust or deed to secure debt on the Mortgaged Property of a right to declare all amounts due under that debt instrument immediately due and payable; and

         (j) Borrower voluntarily files for bankruptcy protection under the United States Bankruptcy Code or voluntarily becomes subject to any reorganization, receivership, insolvency


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

proceeding or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights, or an involuntary case is commenced against Borrower by any creditor (other than Lender) of Borrower pursuant to the United States Bankruptcy Code or other federal or state law affecting debtor and creditor rights and is not dismissed or discharged within 60 days after filing.

         23. REMEDIES CUMULATIVE. Each right and remedy provided in this Instrument is distinct from all other rights or remedies under this Instrument or any other Loan Document or afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order.

         24.     FORBEARANCE.

         (a) Lender may (but shall not be obligated to) agree with Borrower, from time to time, and without giving notice to, or obtaining the consent of, or having any effect upon the obligations of, any guarantor or other third party obligor, to take any of the following actions: extend the time for payment of all or any part of the Indebtedness; reduce the payments due under this Instrument, the Note, or any other Loan Document; release anyone liable for the payment of any amounts under this Instrument, the Note, or any other Loan Document; accept a renewal of the Note; modify the terms and time of payment of the Indebtedness; join in any extension or subordination agreement; release any Mortgaged Property; take or release other or additional security; modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable under the Note; and otherwise modify this Instrument, the Note, or any other Loan Document.

         (b) Any forbearance by Lender in exercising any right or remedy under the Note, this Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of all or any part of the Indebtedness after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments on account of the Indebtedness or to exercise any remedies for any failure to make prompt payment. Enforcement by Lender of any security for the Indebtedness shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right available to Lender. Lender's receipt of any awards or proceeds under Sections 19 and 20 shall not operate to cure or waive any Event of Default.

         25. LOAN CHARGES. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in any Loan Document, whether considered separately or together with other charges levied in connection with any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the principal of the Indebtedness. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness which constitutes interest, as well as all other charges levied in connection


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

with the Indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of the Note.

         26. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce any Loan Document.

         27. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Instrument, the Note, any other Loan Document or applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Instrument waives any and all right to require the marshalling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels or as an entirety in connection with the exercise of any of the remedies permitted by applicable law or provided in this Instrument.

         28. FURTHER ASSURANCES. Borrower shall execute, acknowledge, and deliver, at its sole cost and expense, all further acts, deeds, conveyances, assignments, estoppel certificates, financing statements, transfers and assurances as Lender may require from time to time in order to better assure, grant, and convey to Lender the rights intended to be granted, now or in the future, to Lender under this Instrument and the Loan Documents.

         29. ESTOPPEL CERTIFICATE. Within 10 days after a request from Lender, Borrower shall deliver to Lender a written statement, signed and acknowledged by Borrower, certifying to Lender or any person designated by Lender, as of the date of such statement, (i) that the Loan Documents are unmodified and in full force and effect (or, if there have been modifications, that the Loan Documents are in full force and effect as modified and setting forth such modifications); (ii) the unpaid principal balance of the Note; (iii) the date to which interest under the Note has been paid; (iv) that Borrower is not in default in paying the Indebtedness or in performing or observing any of the covenants or agreements contained in this Instrument or any of the other Loan Documents (or, if the Borrower is in default, describing such default in reasonable detail); (v) whether or not there are then existing any setoffs or defenses known to Borrower against the enforcement of any right or remedy of Lender under the Loan Documents; and (vi) any additional facts requested by Lender.

         30.     GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.

         (a) This Instrument, and any Loan Document which does not itself expressly identify the law that is to apply to it, shall be governed by the laws of the jurisdiction in which the Land is


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

located (the "PROPERTY JURISDICTION").

         (b) Borrower agrees that any controversy arising under or in relation to the Note, this Instrument, or any other Loan Document shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to the Note, any security for the Indebtedness, or any other Loan Document. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

         31.     NOTICE.

         (a) All notices, demands and other communications ("NOTICE") under or concerning this Instrument shall be in writing. Each notice shall be addressed to the intended recipient at its address set forth in this Instrument, and shall be deemed given on the earliest to occur of (1) the date when the notice is received by the addressee; (2) the first Business Day after the notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or (3) the third Business Day after the notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested. As used in this Section 31, the term "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

         (b) Any party to this Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 31. Each party agrees that it will not refuse or reject delivery of any notice given in accordance with this
Section 31, that it will acknowledge, in writing, the receipt of any notice upon request by the other party and that any notice rejected or refused by it shall be deemed for purposes of this Section 31 to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service.

         (c) Any notice under the Note and any other Loan Document which does not specify how notices are to be given shall be given in accordance with this Section 31.

         32. SALE OF NOTE; CHANGE IN SERVICER. The Note or a partial interest in the Note (together with this Instrument and the other Loan Documents) may be sold one or more times without prior notice to Borrower. A sale may result in a change of the Loan Servicer. There also may be one or more changes of the Loan Servicer unrelated to a sale of the Note. If there is a change of the Loan Servicer, Borrower will be given notice of the change.

         33.     SINGLE ASSET BORROWER.   Until the Indebtedness is paid in
full, Borrower (a) shall not acquire any real or personal property other than the Mortgaged Property and personal property related to the operation and maintenance of the Mortgaged Property; (b) shall not operate any business other than the management and operation of the Mortgaged Property; and (c) shall not maintain its assets in a way difficult to segregate and identify.


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

         34. SUCCESSORS AND ASSIGNS BOUND. This Instrument shall bind, and the rights granted by this Instrument shall inure to, the respective successors and assigns of Lender and Borrower. However, a Transfer not permitted by
Section 21 shall be an Event of Default.

         35. JOINT AND SEVERAL LIABILITY. If more than one person or entity signs this Instrument as Borrower, the obligations of such persons and entities shall be joint and several.

         36.     RELATIONSHIP OF PARTIES; NO THIRD PARTY BENEFICIARY.

         (a) The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Instrument shall create any other relationship between Lender and Borrower.

         (b) No creditor of any party to this Instrument and no other person shall be a third party beneficiary of this Instrument or any other Loan Document. Without limiting the generality of the preceding sentence, (1) any arrangement (a "SERVICING ARRANGEMENT") between the Lender and any Loan Servicer for loss sharing or interim advancement of funds shall constitute a contractual obligation of such Loan Servicer that is independent of the obligation of Borrower for the payment of the Indebtedness, (2) Borrower shall not be a third party beneficiary of any Servicing Arrangement, and (3) no payment by the Loan Servicer under any Servicing Arrangement will reduce the amount of the Indebtedness.

         37. SEVERABILITY; AMENDMENTS. The invalidity or unenforceability of any provision of this Instrument shall not affect the validity or enforceability of any other provision, and all other provisions shall remain in full force and effect. This Instrument contains the entire agreement among the parties as to the rights granted and the obligations assumed in this Instrument. This Instrument may not be amended or modified except by a writing signed by the party against whom enforcement is sought.

         38. CONSTRUCTION. The captions and headings of the sections of this Instrument are for convenience only and shall be disregarded in construing this Instrument. Any reference in this Instrument to an "Exhibit" or a "Section" shall, unless otherwise explicitly provided, be construed as referring, respectively, to an Exhibit attached to this Instrument or to a Section of this Instrument. All Exhibits attached to or referred to in this Instrument are incorporated by reference into this Instrument. Any reference in this Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time. Use of the singular in this Agreement includes the plural and use of the plural includes the singular. As used in this Instrument, the term "including" means "including, but not limited to."

         39. LOAN SERVICING. All actions regarding the servicing of the loan evidenced by the Note, including the collection of payments, the giving and receipt of notice, inspections of the Property, inspections of books and records, and the granting of consents and approvals, may be taken by the Loan Servicer unless Borrower receives notice to the contrary. If Borrower receives


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 31
conflicting notices regarding the identity of the Loan Servicer or any other subject, any such notice from Lender shall govern.

         40. DISCLOSURE OF INFORMATION. Lender may furnish information regarding Borrower or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase or securitization of the Indebtedness, including but not limited to trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans. Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including but not limited to any right of privacy.

         41. NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the loan submitted to Lender (the "LOAN APPLICATION") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application are complete and accurate in all material respects. There has been no material adverse change in any fact or circumstance that would make any such information incomplete or inaccurate.

         42. SUBROGATION. If, and to the extent that, the proceeds of the loan evidenced by the Note are used to pay, satisfy or discharge any obligation of Borrower for the payment of money that is secured by a pre-existing mortgage, deed of trust or other lien encumbering the Mortgaged Property (a "PRIOR LIEN"), such loan proceeds shall be deemed to have been advanced by Lender at Borrower's request, and Lender shall automatically, and without further action on its part, be subrogated to the rights, including lien priority, of the owner or holder of the obligation secured by the Prior Lien, whether or not the Prior Lien is released.

         43. ACCELERATION; REMEDIES. At any time during the existence of an Event of Default, Lender, at Lender's option, may declare the Indebtedness to be immediately due and payable without further demand and may foreclose this Instrument by judicial proceedings and may invoke any other remedies permitted by Pennsylvania law or provided in this Instrument or in any other Loan Document. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including attorneys' fees or 5% of the unpaid balance of the sums secured by this Instrument, but not less than $5,000.00, and costs of documentary evidence, abstracts and title reports.

         44. RELEASE. Upon payment of the Indebtedness, this Instrument shall become null and void and Lender shall discharge this Instrument. Borrower shall pay Lender's reasonable costs incurred in discharging this Instrument.

         45. PURCHASE MONEY MORTGAGE. If the proceeds of the Indebtedness are used by Borrower to pay all or a part of the purchase price of the Mortgaged Property, this Instrument is declared to be a purchase money mortgage.

         46. CONFESSION OF JUDGMENT FOR POSSESSION. During the existence of


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 32
an Event of Default, Lender may enter into possession of the Mortgaged
Property, with or without legal action, and by force if necessary; collect all Rent (which term shall also include sums payable for use and occupation) and, after deducting all costs of collection and administration expenses, apply the Rent in accordance with Section 9; and for that purpose Borrower hereby confirms the assignment to Lender of all Rent due and to become due under all Leases created after the date of this Instrument, as well as all rights and remedies provided in such lease or leases or at law or in equity for the collection of Rent. The taking of possession and collection of Rent by Lender shall not be construed to be an affirmation of any Lease. FOR THE PURPOSE OF OBTAINING POSSESSION OF THE MORTGAGED PROPERTY DURING THE EXISTENCE OF AN EVENT OF DEFAULT, BORROWER AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF
RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, AS ATTORNEY FOR
BORROWER AND ALL PERSONS CLAIMING UNDER OR THROUGH BORROWER, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH BORROWER, IN AN ACTION IN EJECTMENT FOR POSSESSION OF THE MORTGAGED PROPERTY, IN FAVOR OF LENDER, FOR WHICH THIS INSTRUMENT, OR A COPY VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION
MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE MORTGAGED PROPERTY, WITHOUT ANY
PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION. IF FOR ANY REASON AFTER SUCH ACTION HAS BEEN COMMENCED IT SHALL BE DISCONTINUED, OR POSSESSION OF THE MORTGAGED PROPERTY SHALL REMAIN IN OR BE RESTORED TO
BORROWER, LENDER SHALL HAVE THE RIGHT FOR THE SAME DEFAULT OR ANY SUBSEQUENT DEFAULT TO BRING ONE OR MORE FURTHER ACTIONS OF EJECTMENT TO RECOVER POSSESSION OF THE MORTGAGED PROPERTY. LENDER MAY CONFESS JUDGMENT IN AN ACTION IN
EJECTMENT BEFORE OR AFTER THE INSTITUTION OF PROCEEDINGS TO FORECLOSE THIS INSTRUMENT OR TO ENFORCE THE NOTE, OR AFTER ENTRY OF JUDGMENT IN THE ACTION OF EJECTMENT OR ON THE NOTE, OR AFTER A SHERIFF'S SALE OR JUDICIAL SALE OR OTHER FORECLOSURE SALE OF THE MORTGAGED PROPERTY IN WHICH LENDER IS THE SUCCESSFUL BIDDER. THIS AUTHORIZATION TO PURSUE SUCH PROCEEDINGS FOR CONFESSION OF
JUDGMENT IS AN ESSENTIAL PART OF THE REMEDIES FOR ENFORCEMENT OF THIS
INSTRUMENT AND THE NOTE, AND SHALL SURVIVE ANY EXECUTION SALE TO LENDER.

         47. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 33

  ATTACHED EXHIBITS.  The following Exhibits are attached to this Instrument:

      |X|      Exhibit A                Description of the Land (required).
       -

      |X|      Exhibit B                Modifications to Instrument
       -


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 34

         IN WITNESS WHEREOF, Borrower has signed and delivered this Instrument or has caused this Instrument to be signed and delivered by its duly authorized representative.


WITNESS:                            BORROWER:

                                    SUNRISE HAVERFORD ASSISTED LIVING, L.L.C., a
                                    Pennsylvania limited liability company

                                    By:     SUNRISE ASSISTED LIVING INVESTMENTS,
                                            INC., a Virginia corporation,
                                            Managing Member



                                            By:      /s/ James S. Pope
                                               -----------------------
                                                     James S. Pope
                                                     Vice President
Print Name
/s/ Wayne G. Tatusko
Wayne Tatusko



The address of Lender is:

650 Dresher Road
P.O. Box 1015
Horsham, Pennsylvania 19044


/s/ Philip Brooks
On behalf of Lender


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 35

CITY OF _Washington_____________________   :
                                 : ss:
DISTRICT OF _Columbia___________________   :




         ON THIS _20th__ day of May, 1999, before me, the undersigned officer, personally appeared James S. Pope, who acknowledged himself to be the Vice President of SUNRISE ASSISTED LIVING INVESTMENTS, INC., a Virginia corporation, managing member of SUNRISE HAVERFORD ASSISTED LIVING, L.L.C., a Pennsylvania limited liability company, and that he as such Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation as managing member of the limited liability company, by himself as such officer.




__/s/ Lois J. Swanson_________________________________________
Notary Public





My Commission Expires:  11/30/2003


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SECURITY INSTRUMENT (FREDDIE MAC) - PENNSYLVANIA                         PAGE 36

                                    EXHIBIT A

                            [DESCRIPTION OF THE LAND]













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SECURITY INSTRUMENT (FREDDIE MAC) -- PENNSYLVANIA                       PAGE A-1

                                    EXHIBIT B

                           MODIFICATIONS TO INSTRUMENT

The following modifications are made to the text of the Instrument that precedes this Exhibit:

1. Item (15) in the definition of "MORTGAGED PROPERTY" in this Instrument is deleted in its entirety and replaced with the following new Item (15) in the definition of "MORTGAGED PROPERTY":

          all names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property; provided, however, that the name "Sunrise" and/or associated trademark rights are not assigned to Lender, subject to Section 50 hereof.

2. Subsection 4(f) of the Instrument is deleted in its entirety and replaced with the following new Subsection 4(f):

          (f) Borrower shall not lease any portion of the Mortgaged Property for non-residential use for a rental of more than $15,000 per annum (a "Material Lease") except with the prior written consent of Lender and Lender's prior written approval of the Lease agreement. Borrower shall not modify the terms of, or extend or terminate, any Material Lease for non-residential use (including any Material Lease in existence on the date of this Instrument) without the prior written consent of Lender. Borrower shall, without request by Lender, deliver an executed copy of each non-residential Lease to Lender promptly after such Lease is signed. All non-residential Leases, including renewals or extensions of existing Leases, shall specifically provide that
               (1) such Leases are subordinate to the lien of this Instrument;
               (2) the tenant shall attorn to Lender and any purchaser at a foreclosure sale, such attornment to be self-executing and effective upon acquisition of title to the Mortgaged


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SECURITY INSTRUMENT (FREDDIE MAC) -- PENNSYLVANIA                       PAGE B-1

               Property by any purchaser at a foreclosure sale or by Lender in any manner; (3) the tenant agrees to execute such further evidences of attornment as Lender or any purchaser at a foreclosure sale may from time to time request; (4) the Lease shall not be terminated by foreclosure or any other transfer of the Mortgaged Property; (5) after a foreclosure sale of the Mortgaged Property, Lender or any other purchaser at such foreclosure sale may, at Lender's or such purchaser's option, accept or terminate such Lease; and (6) the tenant shall, upon receipt after the occurrence of an Event of Default of a written request from Lender, pay all Rents payable under the Lease to Lender.

3. Subsection 4(g) of the Instrument is deleted in its entirety and replaced with the following new Subsection 4(g):

          (g) Borrower shall not receive or accept Rent under any Lease (whether residential or non-residential) for more than two months in advance, except for Community Fees pursuant to the Resident Agreement for units in the Improvements approved by Lender.

4. Section 7 of the Instrument is supplemented and modified by adding the following new Subsection (f):

     (f) Notwithstanding the provisions of Subparagraph 7(a), the Lender will not require Borrower to deposit with Lender amounts sufficient to accumulate with Lender the entire sum required to pay the hazard or other insurance premiums. At least annually, the Borrower must provide Lender with proof of payment of all such Impositions for which Lender is not collecting Imposition Deposits. In the event that Borrower does not timely pay any of the Impositions, or fails to provide Lender with proof of such payment, or at the any other time in Lender's discretion, Lender may require Borrower to deposit with Lender the Imposition Deposits as provided in Subparagraph 7(a).

5. Subsection 18(b) of the Instrument is deleted in its entirety and replaced with the following new Section 18(b):


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SECURITY INSTRUMENT (FREDDIE MAC) -- PENNSYLVANIA                       PAGE B-2

          (b) Prohibited Activities and Conditions shall not include the safe and lawful use and storage of quantities of (1) pre-packaged supplies, cleaning materials and petroleum products customarily used in the operation and maintenance of comparable multifamily properties, (2) cleaning materials, personal grooming items and other items sold in pre-packaged containers for consumer use and used by tenants and occupants of residential dwelling units in the Mortgaged Property; (3) petroleum products used in the operation and maintenance of motor vehicles from time to time located on the Mortgaged Property's parking areas, and (4) medical products or devices or medical waste, so long as all of the foregoing are used, stored, handled, transported and disposed of in compliance with Hazardous Materials Laws.

6. Section 18(n) of the Instrument is amended by the addition of the following language at the end of such Subsection:

          Borrower shall not be obligated to indemnify Lender for any matter (i) first occurring after Lender acquires the Mortgaged Property and (ii) caused by the acts or omissions of the Lender.

7. Section 19(g) of the Instrument is amended by the addition of the following language at the end of such Subsection:

          Lender shall make such proceeds or awards available to Borrower for repair and reconstruction of the Mortgaged Property if such proceeds or awards are less than or equal to one hundred thousand dollars ($100,000.00) on a per occurrence basis unless an Event of Default has occurred and is continuing.

8. Section 21(b) of the Instrument is supplemented and modified by adding the following new Subsection (7):

          (7)  A Transfer of membership interests in


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SECURITY INSTRUMENT (FREDDIE MAC) -- PENNSYLVANIA                       PAGE B-3
               the limited liability company constituting Borrower to an entity in which Sunrise Assisted Living, Inc. holds an ownership interest equal to or greater than eighty percent (80%), provided the terms and conditions set forth in (A) - (C) have been satisfied:

               (A) Borrower must provide Lender with prior written notice of the proposed Transfer.

               (B) At the time of the proposed Transfer, there must not exist any Event of Default.

               (C) Lender shall not be entitled to collect a transfer fee, review fee or expenses as a result of these transfers.

9. Section 21(b) of the Instrument is supplemented and modified by adding the following new Subsection (8):

          (8) The Transfer of shares in Sunrise Assisted Living, Inc., a Delaware corporation, on any publicly traded exchange.

10. Section 21 of the Instrument is supplemented and modified by adding the following new Subsection (d):

          (d) Borrower shall be permitted to substitute collateral property (the "Substituted Property") for the Mortgaged Property (the "Substitution") no more than one time in every twelve month period during the term of the loan evidenced by the Note (the "Loan") so long as:

               (1) At the time of Substitution, no Event of Default (which remains uncured within any applicable cure period) shall exist under the Loan Documents;

               (2) Not less than sixty (60) days prior to the requested Substitution, Borrower shall


--------------------------------------------------------------------------------
SECURITY INSTRUMENT (FREDDIE MAC) -- PENNSYLVANIA                       PAGE B-4
                    deliver to Lender written notice of the requested Substitution, which shall include a detailed description of the Substituted Property and a non-refundable application fee in an amount equal to ten (10) basis points multiplied by the unpaid principal balance of the Loan;

               (3) The Substituted Property shall have been constructed and completed no more than two years prior to the construction and completion of the Mortgaged Property;

               (4) The Substituted Property shall be one or two independent or assisted living communities which together are comparable in size and configuration to the Mortgaged Property;

               (5) The loan to value ratio with respect to the Substituted Property at the time of the proposed Substitution is not greater than the lesser of (A) the loan to value ratio of the Mortgaged Property which exists as of the date hereof, or (B) the then current loan to value ratio of the Mortgaged Property at the time of any such Substitution based on an MAI appraisal (prepared by an appraiser acceptable to Lender and paid for by Borrower) at the time of any such Substitution. (As used herein, "loan to value ratio" means the ratio of (1) the outstanding principal balance of the Loan to (2) the value of the Substituted Property as determined by Lender in its discretion, expressed as a percentage);

               (6) Lender shall have received an environmental report on the Substituted Property showing that no Phase II environmental report is required;

               (7) Lender shall have received an engineering report on the Substituted Property showing that there are at least thirty
                    (30) years of useful life remaining with respect to the Substituted Property;

               (8) Lender shall have received a new currently dated mortgagee's title insurance policy in the form and containing the exceptions and endorsements acceptable to Lender according to its standards for title insurance policies in place at the time of the Substitution, insuring the first lien mortgage in favor of Lender and/or Freddie Mac encumbering the Substituted Property;

               (9)  Lender shall have received a currently dated survey of the


--------------------------------------------------------------------------------
SECURITY INSTRUMENT (FREDDIE MAC) -- PENNSYLVANIA                       PAGE B-5

                    Substituted Property, acceptable to Lender in accordance with its standards and requirements for surveys in place at the time of the Substitution;

               (10) The physical condition, location and other aspects of the
                    Substituted Property, including, but not limited to, the market for the Substituted Property, shall be substantially comparable to the Mortgaged Property as determined by Lender in its commercially reasonable discretion;

               (11) If the Substitution is approved, (A) Borrower shall have executed and delivered to Lender for recordation an amendment to the Mortgage in form and substance acceptable to Lender in its discretion, substituting the Substituted Property for the Mortgaged Property; and (B) Borrower shall have executed and delivered such additional documentation, including without limitation new Uniform Commercial Code Financing Statements, as Lender may reasonably require to grant Lender a perfected first lien and security interest in the Substituted Property and to otherwise implement the Substitution in accordance with the terms hereof;

               (12) The appraised value of the Substituted Property shall be equal to or greater than the greater of (A) the appraised value of the Mortgaged Property which exists as of the date of the closing of the Loan; or (B) the appraised value of the Mortgaged Property at the time of the Substitution based on the MAI appraisal described in Subsection 21(d)(5) above;

               (13) The Debt Service Coverage Ratio (defined below), as
                    determined by Lender, for the Substituted Property shall not be less than the greater of (A) the Debt Service Coverage Ratio for the Mortgaged Property which exists as of the date hereof or (B) the Debt Service Coverage for the Mortgaged Property at the time of Substitution; and

               (14) Lender shall have received the amount of Lender's actual out-of-pocket costs (including, without limitation, commercially reasonable attorneys' fees and actual disbursements and the costs of engineering reports, appraisals and environmental reports) incurred in reviewing the Substitution request and implementing the Substitution.

               In the event of a substitution of collateral pursuant to the foregoing, no transfer fee shall be payable. Lender shall be entitled to a review fee of


--------------------------------------------------------------------------------
SECURITY INSTRUMENT (FREDDIE MAC) -- PENNSYLVANIA                       PAGE B-6

               $2,000.00, together with reimbursement of its reasonable costs and expenses (including actual attorneys' fees) in connection with such substitution of collateral. As used herein, "Debt Service Coverage Ratio" means a ratio in which the first number is the sum of net pre-tax income of the Borrower from normal operations of the Mortgaged Property or the Substitute Collateral (as the case may be) as set forth in the financial statements provided to Lender (without deduction for actual management fees or management expense incurred or paid in connection with the operation of the Mortgaged Property), calculated based upon the preceding twelve (12) months, plus interest expense or lease expense to the extent deducted in determining net income and non-cash expenses or allowances for depreciation and amortization of the Mortgaged Property or the Substitute Collateral (as the case may be) for said period, less an assumed 5% management fee for said period, and the second number is the sum of the principal amounts due (even if not paid) on the Loan (but which shall not include that portion associated with the balloon payment of the Loan) for the applicable period plus the interest amount due on the Loan for the applicable period. In calculating "net income", any extraordinary income and extraordinary expense shall be excluded.

11. Section 33 of the Instrument is deleted in its entirety and replaced with the following new Section 33:

          33. SINGLE ASSET BORROWER AND LIMITATION ON UNSECURED INDEBTEDNESS. Until the Indebtedness is paid in full,
Borrower (a) shall not acquire any real or personal property other than the Mortgaged Property and personal property related to the operation and maintenance of the Mortgaged Property; (b) shall not operate any business other than the management and operation of the Mortgaged Property; and (c) shall not maintain its assets in a way difficult to segregate and identify. Sunrise Assisted Living, Inc., a Delaware corporation ("Guarantor") or an affiliate of the Guarantor may provide unsecured financing to Borrower. The Borrower may obtain purchase money financing in an amount not to exceed $75,000 for the purpose of purchasing equipment for the Real Property and a vehicle to be used solely in connection with the operation of the Mortgaged Property. Such financing shall not result in any lien or encumbrance on the Mortgaged Property.

12.  Section 14(b) of the Instrument is deleted in its entirety


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SECURITY INSTRUMENT (FREDDIE MAC) -- PENNSYLVANIA                       PAGE B-7
     and replaced with the following new Subsection 14(b):

               (b) Throughout the term of the Loan, Borrower shall provide Lender or cause to be provided to Lender, the following financial statements and information on a continuing basis during the term of the Loan:

                    (1) Within one hundred twenty (120) days after the end of the fiscal years of the Borrower, Sunrise Assisted Living, Inc., a Delaware corporation ("Guarantor") and Sunrise Assisted Living Management, Inc., a Virginia corporation ("Manager"), unaudited (internally prepared in accordance with GAAP) financial statements of Borrower and Guarantor and financial statements of Manager reviewed by a nationally recognized accounting firm or independent certified public accountant acceptable to Lender. All such statements shall be prepared in accordance with GAAP. Borrower's, Guarantor's and Manager's financial statements hereunder shall include a balance sheet and a statement of income and expenses for the year then ended, certified by an officer of Borrower, Guarantor and Manager, respectively, to be true and correct. As used herein, the term "GAAP" means generally accepted accounting principles, consistently applied, as promulgated by the American Institute of Certified Public Accountants.

                    (2) Within forty-five (45) days of the end of each calendar quarter (other than fiscal year end), unaudited, internally prepared financial statements of Guarantor and of Manager, respectively, prepared in accordance with GAAP and including a balance sheet and statement of income and expenses for the quarter then ended, certified by an officer of Guarantor and Manager, respectively, to be true and correct.

                    (3) Within forty-five (45) days of the end of each calendar quarter, quarterly financial operating statements of the operations of the Mortgaged Property, prepared in accordance with GAAP, which such statements shall include a balance sheet and statement of income and expenses for the quarter then ended, certified by an officer of the Borrower or Manager to be true and correct.

                    (4) Within five (5) days of receipt, any and all written notices


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


                         from any and all licensing and/or certifying agencies that the applicable Mortgaged Property license and/or permits are being downgraded to a substandard category, revoked, or suspended or that any such action is pending.

                    (5) Within forty-five (45) days of the end of each calendar quarter, a certificate of an officer of the Borrower, Guarantor and Manager, respectively, confirming compliance with the covenants and requirements set forth above.

13. Section 14(c) of the Instrument is deleted in its entirety and replaced with the following new Subsection 14(c):

               (c) The Lender reserves the right to require that the annual financial statements of the Borrower, Guarantor and Manager be audited and prepared by a nationally recognized accounting firm or independent certified public accountant acceptable to Lender if (i) an Event of Default exists under the Loan Documents or (ii) if Lender has reasonable grounds to believe that the unaudited financial statements do not accurately represent the financial condition of the Borrower, Guarantor or Manager, as the case may be.

14. Section 14(d) of the Instrument is deleted in its entirety and replaced with the following new Subsection 14(d):

               (d) In the event Lender in good faith believes that there has been a material adverse change in Borrower, Guarantor or Manager, the Lender shall have the right to require such other financial information of Borrower, Guarantor, Manager and/or the Mortgaged Property, as the case may be, in such form and at such other times (including monthly or more frequently) as Lender shall deem necessary, and Borrower agrees promptly to provide or to cause to be provided, such information to Lender. The content of such other financial information shall not in any case be a cause to declare an Event of Default under the Loan Documents in the absence of any other Event of Default under the Loan Documents. Lender may from time to time reasonably request such further financial information as Lender deems advisable for administration of the Loan.


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15.  Section 14(e) of the Instrument is deleted in its entirety and replaced with the following new Subsection 14(e):

               (e) Borrower shall furnish, together with the foregoing financial statements and at any other time upon Lender's request, (i) a current rent and/or resident contract roll for the Mortgaged Property, and (ii) a monthly property management report.

16. Section 14(f) of the Instrument is deleted in its entirety and replaced with the following new Subsection 14(f):

               (f) In addition, upon Lender's request, Lender shall receive written authorization as necessary to obtain a credit report for each principal whose ownership interest in Borrower is 10% or more. At Lender's request, such Borrower's principal shall submit to Lender such financial statements and credit report authorizations as Lender may reasonably require.

17. Section 14 of the Instrument is supplemented and modified by adding the following new Subsection (g):

               (g) Borrower shall keep full and accurate books and records and permit Lender at all reasonable times and with reasonable notice to inspect such books and records for the purpose of determining the correctness of any statements delivered to Lender.

18. Section 40 of the Instrument is deleted in its entirety and replaced with the following new Subsection 40:

     40. DISCLOSURE OF INFORMATION. Lender may furnish information regarding Borrower or the Mortgaged Property to third parties with an existing or prospective interest in the servicing, enforcement, evaluation, performance, purchase or securitization of the Indebtedness, including but not limited to trustees, master servicers, special servicers, rating agencies, and organizations maintaining databases on the underwriting and performance of multifamily mortgage loans. Borrower irrevocably waives any and all rights it may have under applicable law to prohibit such disclosure, including but not limited to any right of privacy; provided, however, that Lender and any such third parties shall continue to treat such information as confidential and shall not make such information public or unnecessarily disseminate such


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


information to parties without an existing or prospective interest in the Indebtedness.

19. Section 43 of the Instrument is deleted in its entirety and replaced with the following new Subsection 43:

     43. ACCELERATION; REMEDIES. At any time during the existence of an Event of Default, Lender, at Lender's option, may declare the Indebtedness to be immediately due and payable without further demand and may foreclose this Instrument by judicial proceedings and may invoke any other remedies permitted by Pennsylvania law or provided in this Instrument or in any other Loan Document. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including actual attorneys' fees computed on an hourly basis, and costs of documentary evidence, abstracts and title reports.

20. Section 44 of the Instrument is deleted in its entirety and replaced with the following new Subsection 44:

     44. TERMINATION AND RELEASE. If Borrower shall promptly pay or cause to be paid to Lender the Indebtedness, and shall perform or cause to be performed all the other terms, conditions, agreements and provisions contained in this Instrument, or any and all agreements entered into with respect to any additional credits or financing, all without fraud or delay or deduction or abatement of anything or for any reason, then this Instrument and the estate hereby granted shall cease, terminate and become void. Upon such termination, Lender shall cancel this Instrument and Borrower shall pay Lender's reasonable costs incurred in canceling this Instrument.

21.  A new Section 48 to the Instrument is added as follows:

     48.  SENIOR HOUSING.

     (a) The Mortgaged Property will be used as an independent and assisted living facility (the "Intended Use").

     (b)  ADDITIONAL DEFINITIONS.

               (1) The term "Mortgaged Property" shall also include, where applicable, payments received from occupants, payment of second party charges added to base rental income, base and/or additional meal sales, payments received from commercial operations located on the Mortgaged Property or provided as a service to the occupants of the Mortgaged Property, rental from guest suites, seasonal lease charges, rental payment under furniture leases, income from laundry service, and fees from any and all other services provided to third parties in


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


                    connection with the Mortgaged Property, together with the following items: licenses and contracts, all rights to payments from Medicare or Medicaid programs or similar federal, state or local programs or agencies and rights to payment from residents or private insurers, arising from the operation of the Mortgaged Property, whether as a community residential, independent living, adult congregate care, assisted living or skilled nursing care facility, all personal property acquired by Borrower after the date of this Instrument in connection with the ownership and operation of the Mortgaged Property as such a facility, utility deposits, unearned premiums, accrued, accruing or to accrue under insurance policies obtained by the Borrower now or in the future and all proceeds of any conversion of the Mortgaged Property or any part of it including replacements and additions thereto.

               (2) The term "Lease" shall also include any occupancy agreements pertaining to occupants of the Mortgaged Property, including both residential and commercial agreements and patient admission or resident care agreements.

               (3) The term "Hazardous Materials" shall also include any medical products or devices, including, those materials defined as "medical waste" or "biological waste" under relevant statutes or regulations pertaining to hazardous materials law.

     (c) In addition to those representations and warranties contained in the Instrument, Borrower hereby represents and warrants to Lender as follows:

               (1) Borrower has obtained (in its own name and/or in the relevant operator's or manager's name, if any, and in any event in the name of the person(s) as required under all applicable legal requirements) all licenses, permits, certificates, approvals or authorizations necessary to use and operate the Mortgaged Property for its Intended Use (collectively, the "Licenses"), and all such Licenses are in full force and effect. The use being made of the Mortgaged Property is in conformity in all respects with the certificate of occupancy and/or Licenses for such property and any other restrictions, covenants or conditions affecting such property. The Mortgaged Property contains all equipment necessary to use and operate such property for its Intended Use.

               (2) Borrower and the Mortgaged Property (and its operation) are in compliance in all material respects with the applicable provisions of all laws, statutes, regulations, ordinances, orders, standards,


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


                    restrictions and rules of any federal, state or local government or quasi-governmental body, agency, board or authority having jurisdiction over the operation of the Mortgaged Property, including: (A) health care and fire safety codes; (B) laws regulating the handling and disposal of medical or biological waste; (C) the applicable provisions of all laws, rules, regulations and published interpretations thereof to which the Borrower or the Mortgaged Property is subject by virtue of its Intended Use; and (D) all criteria established to classify the Mortgaged Property as housing for older persons under Fair Housing Amendments Act of 1988.

               (3) Borrower does not currently participate in any Medicaid or Medicare programs or any other third party payors' programs, or other similar provider payment programs in connection with the operation of the Mortgaged Property.

               (4) Borrower and the Mortgaged Property are not subject to any proceeding, suit or investigation by any federal, state or local government or quasi-government body, or agency or any other administrative or investigative body, and Borrower has received no notice from any such agency which may result in the imposition of a fine, or alternative, interim or final sanction, would have a material adverse effect on Borrower or the operation of the Mortgaged Property, would result in the appointment of a receiver or manager, would affect Borrower's ability to accept and/or retain residents, or would result in the revocation, transfer, surrender, suspension or other impairment of any License for the Mortgaged Property.

               (5) Neither the execution and delivery of the Note, the Instrument or any other loan documents, Borrower's performance thereunder, the recordation of the Instrument, nor the exercise of any remedies by Lender, will adversely affect the Licenses.

               (6) Borrower is not a participant in any federal program whereby any federal, state or local government or quasi-governmental body or agency may have the right to recover funds by reason of the advance of federal funds. Borrower has received no notice of, and is not aware of, any violation of applicable antitrust laws.

               (7) In the event any existing management agreement is terminated or Lender acquires the Mortgaged Property through foreclosure or otherwise, neither Borrower, Lender, any subsequent manager, nor any subsequent purchaser (through foreclosure or otherwise) must obtain a certificate of need from any applicable state health care


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


                    regulatory authority or agency (other than giving such notice required under the applicable state law or regulation) prior to applying for any applicable License, provided that no service or the unit compliment is changed.

     (d) Borrower shall furnish to Lender, within ten (10) days after receipt by Borrower, any operator or any manager, any and all notices from any licensing and/or certifying agency that any License is being downgraded to a substandard category, revoked, or suspended, or that action is pending or being considered.

     (e) Borrower shall furnish to Lender, within ten (10) days after receipt, a copy of any licensing agency survey or report and any statement of deficiencies, and within the time period required by the particular agency for furnishing a plan of correction, shall furnish to Lender a copy of the plan of correction. Borrower shall correct any deficiency, the curing of which is a condition of continued licensure, by the date required for cure by such agency.

     (f) Upon Lender's request, Borrower shall furnish to Lender true and correct copies of all residency and resident care agreements.

     (g) Borrower shall operate in a manner such that all applicable Licenses shall remain in full force and effect.

     (h) Without the prior written consent of Lender, which may be granted or withheld in its discretion, Borrower shall not, and shall not permit any operator or manager at the Mortgaged Property to, participate in Medicare and Medicaid, or any provider agreement under Medicare and Medicaid, or accept any residents whose ability to reside in the Mortgaged Property requires that Borrower, the Mortgaged Property or any operator or manager participate in Medicare, Medicaid or any similar provider program.

     (i)  Borrower shall not, and shall not allow any operator or manager to:
          (A) transfer any License to any location other than the Mortgaged Property, (B) pledge any License as collateral security for any other loan or indebtedness; (C) rescind, withdraw, modify, or otherwise alter any License if doing so would have a material affect on


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


          the Mortgaged Property; or (D) pledge any receivables as collateral security for any other loan or indebtedness.

     (j) The Mortgaged Property constitutes but one business enterprise and shall be deemed to be "single asset real estate" for purposes of the provisions of Section 362 of the U.S. Bankruptcy Code, 11 U.S.C.
          Section 101 et seq. (the "Code").

22.  A new Section 49 to the Instrument is added as follows:

     49. ADDITIONAL DEFAULTS. The following shall also constitute an Event of Default under the Instrument:

     (a) Borrower's failure within the time deadlines set by any federal, state or local licensing or similar agency, to correct any deficiency that may cause any action by such agency with respect to the Mortgaged Property that may have a material adverse affect on the income or operation of the Mortgaged Property or on Borrower's interest in the Mortgaged Property, including, a termination, revocation or suspension of any applicable License, or a ban on new resident admissions.

     (b) Borrower's failure to do any of the following without the prior written consent of Lender, to be granted or withheld in its discretion: (1) operate the Mortgaged Property as its Intended Use;
          (2) provide facilities and services normally associated with its Intended Use; (3) provide or contract for skilled nursing care for any of the units other than that level of care which Borrower would be permitted to provide or contract for at the Mortgaged Property given its Intended Use, state or local statutes, regulations, orders, standards, rules or restrictions.

     (c) (1) non residential space in the Mortgaged Property exceeds ten percent (10%) of the net rental area; (2) the Mortgaged Property is no longer classified as housing for older persons pursuant to the Fair Housing Amendments Act of 1988; (3) Borrower participates, or permits the manager, operator or any resident at the Mortgaged Property to participate in Medicare, Medicaid, or any similar or successor payment provider plan; or (4) skilled nursing care (A) is provided in a number of units exceeding twenty-five percent (25%) of the total number


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


          of units at the Mortgaged Property or (B) accounts for more than twenty-five percent (25%) of the total annual gross income of the Mortgaged Property.

     (d) If Borrower fails to spend $750.00 per unit each three (3) year period (commencing with the closing of the Loan) during the term of the Loan for Capital Replacement (as hereinafter defined) or provide proof thereof to Lender by the end of such three (3) year period, such failure shall be an Event of Default under the Loan Documents. "Capital Replacement" shall mean the replacement of furniture, carpet, vinyl flooring, window treatments, roofs, furnace/boilers, air conditioners, ovens/ranges, refrigerators, dishwashers, water heaters and garbage disposals.

23.  A new Section 50 to the Instrument is added as follows:

     50. LENDER'S RIGHT TO USE TRADE NAME. Notwithstanding anything contained herein, Borrower agrees that Lender shall have an irrevocable license, coupled with an interest and for which consideration has been paid and received, to use the name "Sunrise" and/or associated trademark rights and trade names relating to any of the Mortgaged Property for a period not to exceed 120 days after the date Lender acquires the Mortgaged Property by foreclosure or deed-in-lieu of foreclosure.




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